                                                                    EXHIBIT 99.1




                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Thomas F. Carey
     ----------------------------
     Dated: December 31, 1998
            ------------------
     Thomas F. Carey

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Burton Field
     -------------------------------
     Dated: December 31, 1998
            -----------------
     Burton Field

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Lawrence Gilford
     -----------------------------
     Dated: December 31, 1998
            ------------------
     Lawrence Gilford

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Richard Gilford
     ------------------------------
     Dated: December 31, 1998
            ------------------
     Richard Gilford

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Clarence Mann
     -----------------------------
     Dated: December 31, 1998
            ------------------
     Clarence Mann

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ David Husman
     ----------------------------
     Dated: December 31, 1998
            -----------------
     David Husman

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Alfred Feiger
     --------------------------------
     Dated: December 31, 1998
            -------------------
     Alfred Feiger

                                    CONSENT
                                    -------


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.


By:  /s/ Mitchell Feiger
     -------------------------------
     Dated: December 31, 1998
            ------------------
     Mitchell Feiger